UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                                                                                                                                                                                                                                               Date of report (Date of earliest event reported)     June 8, 2011

Humana Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

                                                                                                                                                                                                                               1-5975                                                                  61-0647538
                                                                                                                                                                                                                           (Commission File Number)                                                                (IRS Employer Identification No.)

                                                                                                                                                                                                                             500 West Main Street, Louisville, KY                                                                                                                40202
                                                                                                                                                                                                                                (Address of Principal Executive Offices)                                                                                                             (Zip Code)

502-580-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Members of Humana Inc.’s senior management team are scheduled to meet with investors at various times between June 9, 2011 and the end of the month.  During such meetings, Humana’s management expects to reaffirm its guidance of $6.70 to $6.90 in diluted earnings per common share (“EPS”) for the year ending December 31, 2011.  This EPS guidance is consistent with that issued in Humana’s press release dated May 2, 2011, and subsequently reiterated in investor presentations posted to the Investor Relations section of its web site (www.humana.com).  The date and time of each presentation during the period discussed in this filing are available via the Investor Relations section of Humana’s web site.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: /s/ Steven E. McCulley Steven E. McCulley Vice President and Controller (Principal Accounting Officer)
Dated:    June 8, 2011